Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF (QQQY)

listed on The Nasdaq Stock Market, LLC

Defiance S&P 500 Enhanced Options & 0DTE Income ETF (WDTE)

Defiance R2000 Enhanced Options & 0DTE Income ETF (IWMY)

listed on NYSE Arca, Inc.

(each, a “Fund,” together, the “Funds”)

November 18, 2025

Supplement to the Summary Prospectuses, Prospectus

and Statement of Additional Information (“SAI”),

each dated December 30, 2024

This supplement supersedes the supplement filed October 16, 2025, which provided notification of a change in each Fund’s investment objective, principal investment strategies and name. Per the October 16, 2025 supplement, these changes were intended to take effect on or about November 21, 2025. These changes have been delayed until on or about December 17, 2025. Refer to the disclosure below for a summary of these changes.

Important Notice Regarding Change in Investment Objective

The purpose of this supplement is to provide notice of a change in each Fund’s investment objective. On or about December 17, 2025, each Fund’s investment objective will change as follows:

Fund	Current Investment Objective	New Investment Objective
Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the Nasdaq 100 Index (the “Index”) subject to a limit on potential investment gains.

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the Nasdaq 100 Index (the “Index”) ~~subject to a limit on potential investment gains~~.

Defiance S&P 500 Enhanced Options & 0DTE Income ETF

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the S&P 500 Index (the “Index”) subject to a limit on potential investment gains.

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the S&P 500 Index (the “Index”)~~subject to a limit on potential investment gains~~.

Defiance R2000 Enhanced Options & 0DTE Income ETF

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the Russell 2000 Index (the “Index”) subject to a limit on potential investment gains.

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the Russell 2000 Index (the “Index”)~~subject to a limit on potential investment gains~~.

The change in each Fund’s investment objective is related to corresponding changes to each Fund’s principal investment strategies, which will take effect at the same time. Under each Fund’s new principal investment strategies, the Fund will seek to provide current income by maintaining long exposure to its reference index and selling a daily call option spread on that index. Each Fund will target an annual cash distribution level of approximately 30%. This approach is designed to generate a consistent level of options premiums while more fully participating in the gains of the underlying index. This represents a shift from each Fund’s current strategy, which generates options premiums by selling a daily put option on the index, which caps the upside capture of index gains on a daily basis.

Distributions made by a Fund may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest.

Also effective on or about December 17, 2025, each Fund’s name is expected to change to better reflect its revised investment objective and principal investment strategies. While each Fund’s new name has not yet been finalized, it will be disclosed on or before the foregoing changes take effect.

Please retain this Supplement for future reference.